                                                                    EXHIBIT 10.9

                                                               EXECUTION VERSION


THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR IF SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

                         NORTHWEST BIOTHERAPEUTICS, INC.

                                     WARRANT

NO. BW-1                                                          APRIL 26, 2004


         THIS CERTIFIES THAT, for value received, TOUCAN CAPITAL FUND II, L.P., with its principal office at 7600 Wisconsin Avenue, Suite 700, Bethesda, MD 20814, and/or its designees or assigns (collectively, the "HOLDER"), is entitled to subscribe for and purchase from NORTHWEST BIOTHERAPEUTICS, INC., a Delaware corporation, with its principal office at 22322 20th Avenue SE, Suite 150, Bothell, Washington 98021 (the "COMPANY"), such number of Exercise Shares as provided herein at the Exercise Price (each subject to adjustment as provided herein). This Warrant is being issued pursuant to the terms of the Recapitalization Agreement, dated April 26, 2004, by and among the Company and the Holder (the "RECAPITALIZATION AGREEMENT").

         1. DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings set forth in the Recapitalization Agreement or Related Recapitalization Document, as applicable. As used herein, the following terms shall have the following respective meanings:

         (A) "CAPITAL STOCK" shall mean the securities for which this Warrant is exercisable as provided in Section 2.2 hereof.

         (B) "DENOMINATOR SHARE PRICE" shall mean $0.05.

         (C) "EXERCISE PERIOD" shall mean the period (a) commencing with the earliest of: (i) the date that the Company has raised at least $2 million through the issuance of any class or series of Equity Security, Debt Security and/or combinations thereof (including, without limitation, any conversion of any Notes and/or other convertible or exercisable securities and/or instruments other than the Bridge Warrants); (ii) the date that the Company breaches any provision of the Recapitalization Agreement or any Related Recapitalization Document (as defined in the Recapitalization Agreement); (iii) the date that the Company accepts an Unsolicited Proposal (as defined in the Recapitalization Agreement); or (iv) sixty one (61) days after notice from Investor; and (b) ending seven (7) years after the date of issuance of this Warrant.

         (D) "EXERCISE PRICE" shall mean $0.01 per Exercise Share, subject to adjustment pursuant to the terms herein.


                                       1.

                                                               EXECUTION VERSION

         (E) "EXERCISE SHARES" shall mean a number of shares of Capital Stock equal to the quotient of (i) 300% (i.e., 3.0) multiplied by the Note Amount, divided by (ii) the Denominator Share Price, subject to adjustment pursuant to the terms herein.

         (F) "NOTE AMOUNT" shall mean the aggregate principal amount loaned by the Holder to the Company pursuant to all Notes issued as contemplated under the Recapitalization Agreement.

         2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time or times during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

         (A) An executed Notice of Exercise in the form attached hereto;

         (B) Payment of the Exercise Price either (i) in cash or by check, or
(ii) by cancellation of indebtedness; and

         (C) This Warrant.

     Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. In the event that this Warrant is being exercised for less than all of the then-current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Exercise Shares for which this Warrant is then being exercised, issue a new Warrant exercisable for the remaining number of Exercise Shares purchasable hereunder.

     The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.


         2.1 NET EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one Exercise Share is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of Exercise Shares computed using the following formula:

                                   X = Y (A-B)
                                       -------
                                          A



                                       2.

                                                               EXECUTION VERSION

         Where  X = the number of Exercise Shares to be issued to the Holder

                Y = the number of Exercise Shares purchasable under the
                    Warrant or, if only a portion of the Warrant is being exercised, that portion of the Warrant being canceled (at the date of such calculation)

                A = the fair market value of one Exercise Share (at the date of such calculation)

                B = Exercise Price (as adjusted to the date of such calculation)

         For purposes of the above calculation, the fair market value of one Exercise Share shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event that this Warrant is exercised pursuant to this Section 2.1 in connection with the Company's initial public offering of its Common Stock, the fair market value per share shall be the product of (i) the per share offering price to the public of the Company's initial public offering, and (ii) the number of shares of Common Stock into which each Exercise Share is convertible at the time of such exercise.

         2.2 SECURITIES FOR WHICH WARRANT IS EXERCISABLE. In the event the Convertible Preferred Stock is approved and authorized as provided herein, and Other Investors have closed on the purchase in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) of a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth in the Recapitalization Agreement, this Warrant shall be exercisable for such Convertible Preferred Stock. However, if, for any reason, such Convertible Preferred Stock is not approved or authorized, and/or if Other Investors have not closed on the purchase in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) of a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth in the Recapitalization Agreement, this Warrant shall be exercisable for any Equity Security and/or Debt Security and/or any combination thereof, in each case that the Holder shall designate in the Holder's sole discretion.

         3. COVENANTS OF THE COMPANY.

         3.1 COVENANTS AS TO EXERCISE SHARES. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of the series of equity securities comprising the Exercise Shares and the Company's Common Stock to provide for the exercise of the rights represented by this Warrant and the subsequent conversion of the Exercise Shares. If at any time during the Exercise Period the number of authorized but unissued shares of such series of the Company's equity securities or the Company's Common Stock shall not be sufficient to permit exercise of this Warrant or the subsequent conversion of the Exercise Shares, the Company will take such corporate action as shall be necessary to


                                       3.

                                                               EXECUTION VERSION

increase its authorized but unissued shares of such series of the Company's equity securities or the Company's Common Stock, as appropriate, to such number of shares as shall be sufficient for such purposes.

         3.2 NOTICES OF RECORD DATE. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

         3.3 NO IMPAIRMENT. The Company shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under and/or in connection with this Warrant, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to this Warrant and in taking all such action as may be necessary or appropriate to protect Holder's rights, preferences and privileges under and/or in connection with this Warrant against impairment. The Holder's rights, preferences and privileges granted under and/or in connection with this Warrant may not be amended, modified or waived without the Holder's prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

         3.4 REGISTRATION RIGHTS. The Company agrees that the Underlying Shares (as defined below) shall be "registrable securities" (or terms of similar impact) under any agreement executed by the Company as part of the Anticipated Equity Financing, or any other agreement executed by the Company in lieu of, and/or in addition to, the Anticipated Equity Financing, in each case, for purposes of providing registration rights under the Act to holders of shares of Capital Stock, and the Company shall ensure that any such agreement conforms with the requirements of this Section 3.4. Such registration rights may not be amended, modified or waived without the prior written consent of the Holder.

         4. REPRESENTATIONS OF HOLDER.

         4.1 ACQUISITION OF WARRANT FOR PERSONAL ACCOUNT. The Holder represents and warrants that it is acquiring the Warrant, the Exercise Shares and the shares of Common Stock issuable upon conversion of the Exercise Shares (the "UNDERLYING SHARES") solely for its account for investment and not with a view to or for sale or distribution of said Warrant, Exercise Shares or Underlying Shares, or any part thereof except in compliance with applicable federal and state securities laws. The Holder also represents that the entire legal and beneficial interests of the Warrant, the Exercise Shares and the Underlying Shares the Holder is acquiring is being acquired for, and will be held for, its account only.



         4.2 SECURITIES ARE NOT REGISTERED.

         (A) The Holder understands that the Warrant, the Exercise Shares and the Underlying Shares have not been registered under the Securities Act of 1933, as amended (the "ACT") on the basis that no distribution or public offering of the stock of the Company is to


                                       4.

                                                               EXECUTION VERSION

be effected by the Holder. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

         (B) The Holder recognizes that the Warrant, the Exercise Shares and the Underlying Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available; provided, however, the parties acknowledge and agree that the Company has an obligation to register the Underlying Shares as provided in the Recapitalization Agreement and the Convertible Preferred Stock Term Sheet.

         (C) The Holder is aware that neither the Warrant, the Exercise Shares nor the Underlying Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

         4.3 DISPOSITION OF WARRANT, EXERCISE SHARES AND UNDERLYING SHARES.

         (A) The Holder further agrees not to make any disposition of all or any part of the Warrant, the Exercise Shares or the Underlying Shares in any event unless and until:

         (I) The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;

         (II) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

         (III) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and such disposition shall not be contrary to any applicable federal and/or state securities laws.

         (B) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR IF SUCH TRANSACTION IS IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.



                                       5.

                                                               EXECUTION VERSION


         4.4 ACCREDITED INVESTOR STATUS. The Holder is an "accredited investor" as defined in Regulation D promulgated under the Act.

      5.    ADJUSTMENT OF EXERCISE PRICE AND EXERCISE SHARES.

         5.1 CHANGES IN SECURITIES. In the event of changes in the series of equity securities of the Company comprising the Exercise Shares by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of Exercise Shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. For purposes of this
Section 5, the "AGGREGATE EXERCISE PRICE" shall mean the aggregate Exercise Price payable in connection with the exercise in full of this Warrant. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

         5.2 AUTOMATIC CONVERSION. Upon the automatic conversion of all outstanding shares of the series of equity securities comprising the Exercise Shares into Common Stock, if applicable, this Warrant shall become exercisable for that number of shares of Common Stock of the Company into which the Exercise Shares would then be convertible, so long as such shares, if this Warrant had been exercised prior to such offering, would have been converted into shares of the Company's Common Stock pursuant to the Company's Certificate of Incorporation. In such case, all references to "Exercise Shares" shall mean shares of the Company's Common Stock issuable upon exercise of this Warrant, as appropriate.

         5.3 DILUTIVE ISSUANCES. If at any time prior to exercise of this Warrant, the Company issues or sells, or is deemed to have issued or sold, additional shares of Capital Stock for a nominal or effective price less than the then effective Exercise Price (a "DILUTIVE ISSUANCE"), then and in each such case, the then existing Exercise Price shall be reduced, as of the opening of business on the date of such issue or sale, to the price at which such shares are issued or sold, or deemed to be issued or sold. For purposes of this Section 5.3, the Company will be deemed to have issued or sold additional shares of Capital Stock if it issues any security or instrument convertible, exercisable or exchangeable for Capital Stock, or if it promises, undertakes, commits, agrees or enters into any letter of intent to do so.

         5.4 CERTIFICATE OF ADJUSTMENTS. Upon each adjustment of the Exercise Price and/or Exercise Shares, the Company shall promptly notify the Holder in writing and furnish the Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based.

      6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) to be issued upon exercise of this Warrant shall be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in


                                       6.

                                                               EXECUTION VERSION

lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of one Exercise Share by such fraction.

         7. TRANSFER OF WARRANT. Subject to applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at any time or times by the Holder, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

         8. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

         9. AMENDMENT. Any term of this Warrant may be amended or waived only with the written consent of the Company and the Holder.

         10. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given upon actual delivery to the recipient. All communications shall be sent to the Company and to the Holder at the addresses listed on the signature page hereof or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

         11. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware without giving effect to conflicts of laws principles.

                            [SIGNATURE PAGE FOLLOWS]

                                       7.

                                                               EXECUTION VERSION



         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.


                                                 NORTHWEST BIOTHERAPEUTICS, INC.

                                                 By: /s/ Alton Boynton
                                                     ---------------------------

                                                 Name: Alton Boynton
                                                       -------------------------

                                                 Title: President
                                                        ------------------------

                                                 Address:  22322 20th Avenue SE
                                                           Suite 150
                                                           Bothell, WA 98021
                                                           Fax: (425) 608-3146

ACKNOWLEDGED AND AGREED:


TOUCAN CAPITAL FUND II, L.P.


By:/s/ Linda Powers
   -------------------------------------

Name:    Linda Powers
     -----------------------------------

Title: Managing Director
      ----------------------------------

Address:   7600 Wisconsin Avenue
           Suite 700
           Bethesda, MD  20814
           Fax:  (240) 497-4060

                            [SIGNATURE PAGE TO WARRANT]

                                                               EXECUTION VERSION

                               NOTICE OF EXERCISE

TO: NORTHWEST BIOTHERAPEUTICS, INC.

         (1) |_| The undersigned hereby elects to purchase ________ shares of ___________ (the "EXERCISE SHARES") of NORTHWEST BIOTHERAPEUTICS, INC. (the "COMPANY") pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

                  |_| The undersigned hereby elects to purchase ________ shares of __________ (the "EXERCISE SHARES") of NORTHWEST BIOTHERAPEUTICS, INC. (the "COMPANY") pursuant to the terms of the net exercise provisions set forth in
Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

         (2) Please issue a certificate or certificates representing said Exercise Shares in the name of the undersigned or in such other name as is specified below:

                                             ------------------------
                                                      (Name)

                                             ========================
                                                    (Address)

         (3) The undersigned represents that (i) the aforesaid Exercise Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in accordance with applicable federal and state securities laws;
(ii) the undersigned is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company;
(iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that Exercise Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Exercise Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Exercise Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition or if such transaction is in compliance with applicable federal and state securities laws.


                                       1.

                                                               EXECUTION VERSION

-------------------------------                 --------------------------------
(Date)                                                       (Signature)


                                                 -------------------------------
                                                             (Print name)




                                       2.

                                                               EXECUTION VERSION


                                 ASSIGNMENT FORM

              (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)


         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
      --------------------------------------------------------------------------
                                 (Please Print)

Address:
         -----------------------------------------------------------------------
                                 (Please Print)

Dated: __________, 20__

Holder's
Signature:
           ------------------------------

Holder's
Address:
         --------------------------------

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.




                                       3.